UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

 (Amendment No. 1)

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 30, 2019

GARMIN LTD.

(Exact name of registrant as specified in its charter)

Switzerland	0-31983	98-0229227
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Mühlentalstrasse 2

8200 Schaffhausen

Switzerland

(Address of principal executive offices)

Registrant’s telephone number, including area code: +41 52 630 1600

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Registered Shares	GRMN	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This Amendment No. 1 on Form 8-K/A (this “Amendment”) amends the Current Report on Form 8-K (the “Original Report”), initially filed by Garmin Ltd. (the “Company”) with the Securities and Exchange Commission on October 30, 2019, solely to include disclosure of a minor change to the Organizational Regulations of the Company under Item 5.03, which was inadvertently omitted from the Original Report. Except as set forth in this Amendment, no other modifications have been made to the Original Report.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On October 25, 2019, the Company’s Board of Directors approved an amendment to Article 14.3 of the Organizational Regulations of the Company (the “Organizational Regulations”) to permit written resolutions to be adopted by the Board of Directors by electronic signature. The foregoing description of the amendment to the Organizational Regulations is qualified in its entirety by reference to the amended and restated Organizational Regulations, a copy of which is attached hereto as Exhibit 3.2 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits. The following exhibits are furnished herewith.

Exhibit No.	Description

3.2	Organizational Regulations of Garmin Ltd., as amended on October 25, 2019

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GARMIN LTD.

November 21, 2019	/s/ Andrew R. Etkind
Andrew R. Etkind
Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

3.2	Organizational Regulations of Garmin Ltd., as amended on October 25, 2019

3